UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2022, Unity Biotechnology, Inc. (the “Company”) effected a 1-for-10 reverse stock split of its common stock (the “Reverse Stock Split”). As further described below, at a special meeting of stockholders held on October 18, 2022 (the “Special Meeting”), the stockholders of the Company approved a proposal to authorize the Company’s Board of Directors, in its discretion following the Special Meeting and prior to the Company’s annual meeting of stockholders to be held in 2023, to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, whereby each outstanding 6, 7, 8, 9, 10, 11 or 12 shares would be combined, converted and changed into one share of the Company’s common stock, such reverse split ratio to be selected by the Company’s Board of Directors. On October 18, 2022, following the Special Meeting, the Company’s Board of Directors approved the Reverse Stock Split at a ratio of 1-for-10. On October 19, 2022, the Company filed a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to amend the Company’s amended and restated certificate of incorporation and effect the Reverse Stock Split. The Reverse Stock Split became effective at 5:00 p.m., Eastern Time, on October 19, 2022.

As a result of the Reverse Stock Split, every 10 shares of the Company’s common stock issued or outstanding was automatically reclassified into one new share of common stock without any action on the part of the holders. The Reverse Stock Split does not modify any rights or preferences of the shares of the Company’s common stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, and warrants exercisable for shares of common stock, as well as to the number of shares issuable under the Company’s equity incentive plans and certain existing agreements. The common stock issued pursuant to the Reverse Stock Split remain fully paid and non-assessable. The Reverse Stock Split did not affect the number of authorized shares of common stock or the par value of the common stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the common stock (as adjusted for the Reverse Stock Split) on the Nasdaq Global Select Market on October 19, 2022, the last trading day immediately preceding the effective time of the Reverse Stock Split.

The Reverse Stock Split is primarily intended to bring the Company into compliance with the minimum required closing bid price for continued listing on the Nasdaq Global Select Market. Trading of the Company’s common stock on the Nasdaq Global Select Market is expected to commence on a split-adjusted basis when the market opens on October 20, 2022, under the existing trading symbol “UBX.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 91381U200. The CUSIP number for the Company’s warrants exercisable for common stock will remain unchanged; however, the warrants will be impacted by the reverse stock split ratio upon exercise.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As reported in Item 5.03 above, on October 18, 2022, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 13, 2022. Only stockholders of record as of the close of business on August 29, 2022, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 140,226,122 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. The tabulation of the stockholder votes on each proposal brought before the Special Meeting is as follows:

Proposal 1. The approval of a series of alternate amendments to the Company’s amended and restated certificate of incorporation, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of the Company’s common stock, whereby each outstanding 6, 7, 8, 9, 10, 11 or 12 shares would be combined, converted and changed into one share of common stock:

For	Against	Abstain	Broker Non-Votes
91,661,622	3,314,490	319,183	0

Proposal 2. The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal:

For	Against	Abstain	Broker Non-Votes
90,010,793	4,873,098	411,404	0

Item 8.01	Other Events.

On October 19, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Unity Biotechnology, Inc.

99.1	Press Release dated October 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “may,” “could,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “seek,” “contemplate,” “potential,” “continue” or “project” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations, and include the Company’s statements regarding the Reverse Stock Split, expectations with respect to compliance with the minimum required closing bid price for continued listing on the Nasdaq Global Select Market and other future events and expectations described in this Current Report on Form 8-K. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business and other risks described in the Company’s filings with the Securities and Exchange Commission. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: market conditions and their impact on the trading price of the Company’s common stock on the Nasdaq Global Select Market; other factors discussed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 13, 2022; and other risks and uncertainties described in filings by the Company with the Securities and Exchange Commission, including those discussed under the heading “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Report on Form 10-Q for the period ended June 30, 2022 and its other reports. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date of this Report except as required by applicable law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: October 19, 2022	By:	/s/ Alexander H. Nguyen
Alexander H. Nguyen
General Counsel and Secretary